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                                                                    EXHIBIT 99.2

                               PURCHASE AGREEMENT

                                 BY AND BETWEEN

                             THE UNIMARK GROUP, INC.

                                       AND

                              M & M NOMINEE L.L.C.

                           Dated as of March ___, 1999

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
1. ISSUANCE AND SALE OF NEW SHARES................................................................................1

    1.1. DEFINITIONS..............................................................................................1
    1.2. ISSUANCE, PURCHASE AND SALE OF THE SHARES................................................................1
    1.3. CLOSING..................................................................................................1
    1.4. DELIVERIES AT CLOSING....................................................................................1

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY..................................................................2

    2.1. ORGANIZATION AND QUALIFICATION...........................................................................2
    2.2. CAPITALIZATION...........................................................................................2
    2.3. DUE AUTHORIZATION........................................................................................2
    2.4. NON-CONTRAVENTION; CONSENTS AND APPROVALS................................................................2
    2.5. SEC REPORTS..............................................................................................3
    2.6. UNDISCLOSED LIABILITIES..................................................................................4
    2.7. CERTAIN CHANGES..........................................................................................4
    2.8. BROKERS..................................................................................................4
    2.9. ACCURACY OF INFORMATION..................................................................................4
    2.10. OFFERING OF NEW SHARES..................................................................................4

3. REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER...............................................................5

    3.1. ORGANIZATION AND QUALIFICATION...........................................................................5
    3.2. DUE AUTHORIZATION........................................................................................5
    3.3. ACQUISITION FOR INVESTMENT...............................................................................5
    3.4. BROKERS..................................................................................................5
    3.5. NON-CONTRAVENTION; CONSENTS AND APPROVALS................................................................5
    3.6. ACCREDITED INVESTOR......................................................................................6

4. CERTAIN ADDITIONAL AGREEMENTS..................................................................................6

    4.1. REGISTRATION RIGHTS AGREEMENT............................................................................6
    4.2. OPTION AGREEMENTS........................................................................................6
    4.3. NOTICE OF BREACH.........................................................................................6

5. INITIAL AGREEMENT..............................................................................................7

6. INDEMNIFICATION................................................................................................7

    6.1. SURVIVAL.................................................................................................7
    6.2. INDEMNIFICATION..........................................................................................7
    6.3  PROCEDURES FOR CLAIMS....................................................................................8
    6.4. CERTAIN PROVISIONS REGARDING INDEMNIFICATION.............................................................9

7. INTERPRETATION................................................................................................10

    7.1. HEADINGS; OTHER INTERPRETATION..........................................................................10

8. MISCELLANEOUS.................................................................................................10

    8.1. SEVERABILITY............................................................................................10
    8.2. SPECIFIC ENFORCEMENT....................................................................................11
    8.3. COUNTERPARTS............................................................................................11
    8.4. NOTICES AND OTHER COMMUNICATIONS........................................................................11
    8.5. AMENDMENTS; TERMINATION; WAIVERS........................................................................12
    8.6. COOPERATION.............................................................................................13
    8.7. SUCCESSORS AND ASSIGNS; PARTIES IN INTEREST.............................................................13
    8.8. EXPENSES................................................................................................13
    8.9. TRANSFER OF SHARES......................................................................................13
    8.10. GOVERNING LAW; CONSENT TO JURISDICTION.................................................................13
    8.11. PUBLICITY..............................................................................................14

     THIS PURCHASE AGREEMENT, dated as of March ___, 1999 (this "Agreement"), by and between UNIMARK GROUP, INC., a Texas corporation (the "Company") and M & M Nominee L.L.C., a Delaware limited liability company ("Purchaser").

     WHEREAS, the Company and Purchaser are parties to a Purchase Agreement, dated as of July 17, 1998 (the "Initial Agreement"), pursuant to which (among other things) the Company sold to Purchaser and Purchaser bought from the Company 3,305,500 shares of common stock, par value $0.01 per share, of the Company (the "Common Stock");

     WHEREAS, the Company desires to raise funds for capital expenditures and other corporate purposes; and

     WHEREAS, Purchaser desires to purchase from the Company, and the Company desires to issue to Purchaser, an additional 2,000,000 newly issued shares of Common Stock (the "New Shares") for a purchase price of U.S.$2.50 per share, or an aggregate purchase price of U.S.$5 million in cash, and for other consideration as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

1.   Issuance and Sale of New Shares.

     1.1. Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to them in the Initial Agreement.

     1.2. Issuance, Purchase and Sale of the Shares. Upon the terms set forth herein and subject to the contemporaneous deliveries set forth in Section 1.4, the Company is issuing to Purchaser, and Purchaser is buying from the Company, the New Shares for a purchase price equal to U.S.$5 million.

     1.3. Closing. The closing of the transactions contemplated hereby (the "Closing") is taking place at the offices of Fried, Frank, Harris, Shriver & Jacobson, New York, New York, contemporaneously herewith.

     1.4. Deliveries at Closing. (a) Contemporaneously herewith, the Company is delivering a certificate or certificates representing the New Shares.

         (b) Contemporaneously herewith, Purchaser is delivering the Purchase Price, payable in cash, in U.S. dollars, by wire transfer of immediately available funds.

2.   Representations and Warranties of the Company.

     The Company represents and warrants as of the date hereof as follows:

     2.1. Organization and Qualification. Each of the Company and its Subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated and has the power to own its respective property and to carry on its respective business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and in good standing in every jurisdiction in which the nature of the respective business conducted or property owned by it makes such qualification necessary except where the failure so to qualify would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

     2.2. Capitalization. As of the date hereof and immediately prior to the consummation of the transactions contemplated hereby, the authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, of which (i) 11,938,326 shares are validly issued and outstanding, (ii) no shares are issued and held in treasury, and (iii) 2,915,190 shares are reserved for issuance upon exercise of existing Company Options. No shares of Common Stock are held by any Subsidiary. Each outstanding share of Common Stock is duly authorized, validly issued, fully paid and nonassessable, and has not been issued in violation of any preemptive or similar rights. The New Shares being delivered herewith have been duly authorized, validly issued, fully paid and nonassessable, are being delivered free and clear of all claims, liens, encumbrances and security interests, and are eligible for NASDAQ NMS trading without further consents or actions other than registration with the Commission thereof pursuant to the Registration Rights Agreement.

     2.3. Due Authorization. The execution and delivery of this Agreement and the issuance and sale of the New Shares by the Company, and compliance by the Company with all the provisions of the foregoing agreements applicable to it:
(i) are within the corporate power and authority of the Company; (ii) do not or will not require any approval or consent of the stockholders of the Company, other than approvals and consents which have been duly obtained; and (iii) have been authorized by all requisite corporate proceedings on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms.

     2.4. Non-contravention; Consents and Approvals. None of (i) the execution and delivery by the Company of this Agreement, (ii) the issuance of the New Shares and (iii) the fulfillment of and compliance with the terms and provisions hereof applicable to the Company, will:


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         (a) conflict with, or result in a breach of any provision of, the
Articles of Incorporation or bylaws of the Company;

         (b) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with the giving of notice, the passage of time or otherwise, would constitute a default) under, or entitle any party (with the giving of notice, the passage of time or otherwise) to terminate, accelerate, modify or call a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, contract, undertaking, agreement, lease or other instrument or obligation to which the Company or any Subsidiary is a party, except in each case for matters (i) previously disclosed in writing to Purchaser or a Purchaser Designee or (ii) discussed at a meeting of the Company's Board of Directors at which a Purchaser Designee was present;

         (c) violate any Law applicable to the Company or any Subsidiary or any of their respective properties or assets; or

         (d) require any action or consent or approval of, or review by, or registration or filing by the Company or any of its Affiliates with, any third party (including, without limitation, securities authority or exchange) or any Governmental Authority, other than registrations or other actions required under federal and state securities laws as are contemplated by the Registration Rights Agreement;

except in the case of (b), (c) and (d), for any of the foregoing that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

     2.5. SEC Reports. Since the date of the Initial Agreement, the Company has timely filed with the Commission all SEC Documents, except as (i) previously disclosed in writing to Purchaser or a Purchaser Designee or (ii) discussed at a meeting of the Company's Board of Directors at which a Purchaser Designee was present. Such SEC Documents, including any financial statements or schedules included therein, at the time filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively) (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be. The financial statements of the Company included in such SEC Documents at the time filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, were prepared in accordance with


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U.S. generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission), and fairly present (subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments consistent with past practice), in all material respects, the consolidated financial position of the Company and the Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended. No Subsidiary is subject to the periodic reporting requirements of the Exchange Act or required to file any form, report or other document with the Commission, any stock exchange or any other comparable Governmental Authority (domestic or foreign).

     2.6. Undisclosed Liabilities. The Company and its Subsidiaries have no liabilities, contingent or otherwise, not reflected in the Company's balance sheet as of December 31, 1998 included in the SEC Documents or otherwise referred to in the SEC Documents, other than any such liabilities incurred in the ordinary course of business since December 31, 1998 or incurred in connection herewith, except for liabilities (i) previously disclosed in writing to Purchaser or a Purchaser Designee or (ii) discussed at a meeting of the Company's Board of Directors at which a Purchaser Designee was present.

     2.7. Certain Changes. Since December 31, 1998 the Company and its Subsidiaries have operated their respective businesses only in the ordinary course and no events have occurred which, individually or in the aggregate, have or would reasonably be expected to have a Material Adverse Effect, other than changes disclosed or referred to in the SEC Documents or changes (i) previously disclosed in writing to Purchaser or a Purchaser Designee or (ii) discussed at a meeting of the Company's Board of Directors at which a Purchaser Designee was present.

     2.8. Brokers. No agent, broker, investment banker or other Person is or will be entitled to any broker's fee or any other commission or similar fee from the Company or any Subsidiary in connection with any of the transactions contemplated by this Agreement.

     2.9. Accuracy of Information. None of the representations and warranties of the Company contained herein or the information, documents or other materials (other than projections) which have been furnished in writing by the Company or any of its representatives to the Purchaser in connection with the transactions contemplated by this Agreement contains any material misstatement of fact, or omits any material fact required to be stated herein or therein or necessary to make the statements herein and therein not misleading.

     2.10. Offering of New Shares. Neither the Company nor any Person acting on its behalf has offered any of the New Shares to any Persons in a manner that could

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reasonably be expected to subject the offering, issuance or sale of any of the
New Shares to the registration requirements of Section 5 of the Securities Act.

3.   Representations and Warranties of each Purchaser.

     Purchaser represents and warrants as of the date hereof as follows:

     3.1. Organization and Qualification. Purchaser is a limited liability company duly organized and existing in good standing under the laws of Delaware and has the power to own its respective property and to carry on its respective business as now being conducted. Purchaser is duly qualified as a foreign company to do business and in good standing in every jurisdiction in which the nature of the respective business conducted or property owned by it makes such qualification necessary, except where the failure to so qualify would not prevent consummation of the transactions contemplated hereby or have a material adverse effect on Purchaser's ability to perform its obligations hereunder.

     3.2. Due Authorization. The execution and delivery of this Agreement and compliance by Purchaser with all the provisions of this Agreement applicable to it: (i) are within the power and authority of Purchaser; and (ii) have been authorized by all requisite proceedings on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding agreement of Purchaser, enforceable in accordance with its terms.

     3.3. Acquisition for Investment. Purchaser is acquiring the New Shares for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and Purchaser has no present intention or plan to effect any distribution thereof. Purchaser acknowledges that the New Shares have not been registered under the Securities Act and may be sold or disposed of in the absence of such registration only pursuant to an exemption from such registration.

     3.4. Brokers. No agent, broker, investment banker or other Person is or will be entitled to any broker's fee or any other commission or similar fee from Purchaser in connection with any of the transactions contemplated by this Agreement.

     3.5. Non-contravention; Consents and Approvals. None of (i) the execution and delivery by Purchaser of this Agreement, and (ii) the fulfillment of and compliance by Purchaser with the terms and provisions hereof applicable to Purchaser, will:

         (a) conflict with, or result in a breach of any provision of, the Certificate of Formation or other organizational documents of Purchaser; or

         (b) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with the giving of notice, the passage of time or otherwise, would constitute a default) under, or entitle any party (with the giving of


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

notice, the passage of time or otherwise) to terminate, accelerate, modify or call a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Purchaser under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, contract, undertaking, agreement, lease or other instrument or obligation to which Purchaser is a party, except in the case of this clause (b), for any of the foregoing that would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on Purchaser's ability to perform its obligations hereunder.

     3.6. Accredited Investor. Purchaser is an "accredited investor" within the meaning of Rule 501 of the Securities Act.

4.   Certain Additional Agreements.

     4.1. Registration Rights Agreement. In accordance with Section 5 of the Registration Rights Agreement, the parties hereto agree that the definition of "Registrable Securities" contained in Section 2 of Registration Rights Agreement be, and hereby is, amended to delete therefrom the words "Option Shares" and replace them with the words "shares of Common Stock acquired by the Investor or any of its Affiliates after the date hereof,".

     4.2. Option Agreements. In accordance with Section 18 of the First Option Agreement and Section 18 of the Second Option Agreement, the parties hereto agree that First Option and the Second Option be, and they hereby are terminated, effective immediately.

     4.3. Notice of Breach. As promptly as practicable, and in any event not later than ten days after senior management of the Company becomes aware of any breach by the Company of any provision of this Agreement, the Company shall provide Purchaser with written notice specifying the nature of such breach and any actions proposed to be taken by the Company to cure such breach.


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

5. Initial Agreement. Nothing herein shall be interpreted as amending, revoking or in any way limiting any of the representations, warranties, covenants, indemnities or other terms of the Initial Agreement or, except as specifically provided in Section 4.1 hereof, the Registration Rights Agreement. If, after the date hereof, Purchaser sells shares of Common Stock, then, for the purpose of determining under Article 4 of the Initial Agreement whether such Common Stock is comprised of New Shares, Primary Shares or other shares of Common Stock, such shares shall be deemed to be sold in the following order: first, shares of Common Stock owned by Purchaser which are neither New Shares nor Primary Shares; second, New Shares; and finally, Primary Shares.

6.   Indemnification.

     6.1. Survival. The representations and warranties made in this Agreement or in documents delivered in connection herewith shall survive the Closing for 18 months from the date hereof (such 18-month period being the "Indemnification Period") and on the 18 month anniversary of the date hereof shall expire, together with any right to indemnification for breach thereof except to the extent a Valid Claim Notice shall have been given with respect to such representation or warranty prior to the expiration of the applicable Indemnification Period in accordance with Section 6.3 by the Indemnitee to the Indemnitor, in which case the representation or warranty alleged in the Valid Claim Notice to have been breached shall survive, to the extent of the claim set forth in the Valid Claim Notice only, until such claim is resolved. Notwithstanding the preceding sentence, the representations and warranties contained in Section 2.2 shall not expire and the corresponding Indemnification Period shall be perpetual, without expiration. The covenants and agreements contained herein (other than the covenant and agreement to indemnify against breaches of representations and warranties, which shall expire as set forth in the first and second sentences of this Section 6.1) shall survive the Closing until the covenants and agreements are complied with in accordance with their terms.

     6.2. Indemnification. (a) Subject to the provisions of this Article 6, the Company shall defend and indemnify Purchaser, its Affiliates, their directors and officers and the Purchaser Designees and hold each of them harmless from and against all Losses which are sustained, incurred or suffered by any of them (i) by reason of the breach of any of the representations or warranties made by the Company herein, (ii) by reason of the breach of any of the Company's covenants and agreements contained herein, or (iii) for Losses in connection with any Action arising out of the transactions contemplated hereby (other than Actions arising out of a breach by Purchaser or its Affiliates of the this Agreement or the documents delivered in connection herewith); provided, however, that Purchaser, its Affiliates, their directors and officer and the Purchaser Designees shall not be entitled to any recovery unless a claim for indemnification is made in accordance with Section 6.3, so as to constitute a Valid Claim Notice, and within the time period of survival set forth in Section 6.1.

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         (b) Subject to the provisions of this Article 6, Purchaser shall defend and indemnify the Company and its Affiliates and hold each of them harmless from and against all Losses which are incurred or suffered by any of them (i) by reason of the breach by Purchaser of any of the representations or warranties made by it herein or in any document delivered in connection herewith, or (ii) by reason of the breach of any of its covenants and agreements contained herein or in any document delivered in connection herewith; provided, however, that the Company and its Affiliates shall not be entitled to any recovery unless a claim for indemnification is made in accordance with Section 6.3, so as to constitute a Valid Claim Notice, and within the time period of survival set forth in
Section 6.1.

     6.3 Procedures for Claims. (a) (i) In order for an Indemnitee to be entitled to any remedy provided for under this Article 6 in respect of, arising out of or involving a Third Party Claim, the Indemnitee must notify the Indemnitor in writing of the Third Party Claim (a "Third Party Claim Notice") promptly following receipt by such Indemnitee of written or oral notice of the Third Party Claim, which notification, to be a valid Third Party Claim Notice (a "Valid Third Party Claim Notice"), must be accompanied by a copy of the written notice, if any, of the Third Party claimant to the Indemnitee asserting the Third Party Claim, or, if such Third Party Claim shall not have been made in writing, the written notice of Indemnitee certifying as to the receipt by Indemnitee of the oral Third Party Claim, and, in each case, setting forth in reasonable detail, the facts then known by Indemnitee with respect to such Third Party Claim; provided, however, that the failure to provide such Notice promptly (so long as a Valid Third Party Claim Notice is given before the expiration of the Indemnification Period and any extensions thereof, as applicable) shall not affect the obligations of the Indemnitor hereunder except to the extent the Indemnitor is actually prejudiced thereby. The Indemnitee shall deliver to the Indemnitor copies of all other notices and documents (including court papers) received by the Indemnitee relating to the Third Party Claim.

         (ii) The Indemnitor shall have the right to defend against any such Third Party Claim (including the conduct of any proceedings or settlement negotiations, provided that the Indemnitor shall not settle any Third Party Claim without the Indemnitee's consent, which consent shall not be unreasonably withheld or delayed) with counsel of the Indemnitor's own choosing. The Indemnitee shall have the right to participate in the defense of any Third Party Claim and to employ its own counsel (it being understood that the Indemnitor shall control such defense), at the Indemnitee's own expense. Prior to the time the Indemnitee is notified by the Indemnitor as to whether the Indemnitor will assume the defense of a Third Party Claim, the Indemnitee shall take all actions reasonably necessary to timely preserve the collective rights of the parties with respect to such Third Party Claim, including responding timely to legal process. If the Indemnitor shall decline to assume the defense of a Third Party Claim (or shall fail to notify the Indemnitee of its election to defend such Third Party Claim) within 30 days after the giving by the Indemnitee to the Indemnitor of a Valid Third Party Claim Notice with respect to the Third Party Claim, the Indemnitee shall defend against the Third Party Claim and the Indemnitor shall be liable to the Indemnitee for all reasonable fees and expenses incurred by the Indemnitee in the defense of the Third Party Claim, including the reasonable fees and expenses of counsel employed by the Indemnitee, if and to the extent that the Indemnitor is responsible to indemnify for such Third Party Claim. Regardless of which party assumes the defense of a Third Party Claim, the parties agree to cooperate with one another in connection therewith. Such cooperation shall include providing records and information which are relevant to such Third Party Claim, and which are not required by law to be kept confidential and making employees and officers available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder and to act as a witness or respond to legal process. Whether or not the Indemnitor assumes the defense of a Third Party Claim, the Indemnitee shall not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Indemnitor's prior written consent (which consent will not be unreasonably withheld or delayed).

          (b) In order for an Indemnitee to be entitled to any indemnification provided for under this Article 6 in respect of a claim as to which a Third Party Claim has not been asserted against such Indemnitee (an "Other Claim"), the Indemnitee must promptly notify the Indemnitor in writing of such Other Claim (the "Other Claim Notice"), which notification, to be a valid Other Claim Notice (a "Valid Other Claim Notice"), must certify that the Indemnitee has in good faith already sustained some (though not necessarily all) Losses, or has a good faith basis to believe Losses may be sustained, with respect to such claim. The failure by any Indemnitee to notify the Indemnitor promptly (so long as a Valid Other Claim Notice is given before the expiration of the Indemnification Period) shall not relieve the Indemnitor from any liability that it may have to such Indemnitee under Section 6.2, except to the extent that the Indemnitor has been actually prejudiced by such failure.

     6.4. Certain Provisions Regarding Indemnification. (a) The indemnification provided in this Article 6 shall be the sole and exclusive remedy for any inaccuracy or breach of any representation or warranty made by the Company or Purchaser in this Agreement.

          (b) Upon making any payment to an Indemnitee for any indemnification claim pursuant to this Article 6, the Indemnitor shall be subrogated, to the extent of such payment, to any rights which the Indemnitee may have against any other parties with respect to the subject matter underlying such indemnification claim.

          (c) The amount of any Losses shall be computed net of any insurance proceeds received by the Indemnitee or its Affiliates in connection therewith.

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
         (d) The amount of any indemnification payment made by the Company to Purchaser pursuant hereto shall be increased by dividing (x) the amount that would be payable (but for this Section 6.4(d)), by (y) one minus the Ownership Fraction. The "Ownership Fraction" means the number of Primary Shares and New Shares held by Purchaser and its Affiliates at the time of such payment, divided by the total number of shares of Common Stock outstanding at the time of such payment.

         (e) For purposes of this Article 6, Promecap, S.C. shall be deemed to be an Affiliate of Purchaser (irrespective of whether or not Promecap, S.C. is from time to time determined to be an Affiliate pursuant to the definition of Affiliate contained in Section 7.1 of the Initial Agreement).

         (f) Notwithstanding any provision of this Article 6 to the contrary,
(A) the Company shall not be obliged to make any payments in respect of indemnification for a breach described in clause (i) of Section 6.2(a) until the aggregate amount of payments that the Company is obliged to pay in respect of such breaches and breaches described in clause (i) of Section 6.2(a) of the Initial Agreement (without reference to this Section 6.4(f)) is at least $250,000, at which point all payments that the Company is obliged to pay in respect of such breaches shall be payable, and (B) the Company shall not be obliged to make any payments in respect of indemnification for breaches of representations and warranties described in clause (i) of Section 6.2(a) and clause (i) of Section 6.2(a) of the Initial Agreement in excess of $21,500,000.

7.   Interpretation.

     7.1. Headings; Other Interpretation. The heading references herein and the table of contents hereto are for convenience purposes only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. "Hereby," "hereof," "hereunder" and similar terms shall be references to this Agreement. In this Agreement, unless the context otherwise requires, words in the singular number or in the plural number shall each include the singular number and the plural number. Unless the context otherwise indicates, references to a Section or Article shall refer (respectively) to a Section of or Article of this Agreement. The term "dollars" or "$" shall refer to the currency of the United States.

8.   Miscellaneous.

     8.1. Severability. If any term, provision, covenant or restriction of this Agreement or any exhibit hereto is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and such exhibits shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. Should a court of competent jurisdiction determine that any provision hereof is unenforceable because it is excessive in scope, the parties hereto agree that the provision shall be interpreted and enforced to the maximum extent which such court deems enforceable.

     8.2. Specific Enforcement. Purchaser, on the one hand, and the Company, on the other, acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they may be entitled at law or equity.

     8.3. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     8.4. Notices and Other Communications. All notices, consents, requests, instructions, approvals, financial statements, proxy statements, reports and other communications provided for herein shall be in writing and shall be delivered personally, by telecopy (and confirmed by telephone) or sent by prepaid overnight courier service, to the applicable address set forth below.

          If to the Company, to:

          The UniMark Group, Inc.
          The UniMark House
          P.O. Box 229
          Argyle, TX  76226
          Attention: President
          Telecopier:

          with a copy to:

          Jakes Jordaan, Esq.
          Jordaan & Pennington
          300 Crescent Court, Suite 1605
          Dallas, TX 75201
          Telecopier: (214) 871-6560

          If to Purchaser, to:

          M & M Nominee L.L.C.
          c/o Soros Fund Managment
          888 Seventh Avenue
          New York, NY  10106
          Attention: Chief Financial Officer
          Telecopier: (212) 974-8399

          with a copy to:

          Promecap, S.C.
          Bosque de Alisos No. 47A, 3er piso
          Colonia Bosques de las Lomas
          C.P. 05120 Mexico, D.F.
          Mexico
          Attention: Federico Chavez Peon
          Telecopier: 011-525-259-6269

          with a copy to:

          Joseph Stern, Esq.
          Fried, Frank, Harris, Shriver & Jacobson
          One New York Plaza
          New York, New York  10004
          Telecopier: (214) 859-4000

or to such other address as any party may, from time to time, designate in a written notice given in a like manner.

     8.5. Amendments; Termination; Waivers. This Agreement may not be amended or terminated except by written agreement of the Company and Purchaser. This Agreement may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party or parties against whom enforcement of any waiver, change, modification or discharge is sought. Notwithstanding anything in this Agreement to the contrary, no provision of this
Section 8.5 may be waived, changed or modified.

     8.6. Cooperation. Purchaser and the Company agree to take, or cause to be taken, all such further or other actions as shall reasonably be necessary to make effective and consummate the transactions contemplated by this Agreement.

     8.7. Successors and Assigns; Parties in Interest. This Agreement may be assigned by Purchaser to any Affiliate of Purchaser who agrees in writing to be bound by the provisions hereof. This Agreement may not be assigned by the Company. All covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. Except as provided in the preceding sentences and as explicitly provided in
Article 6, nothing in this Agreement, express or implied, is intended to confer upon any Person any rights or remedies under or by reason of this Agreement.

     8.8. Expenses. The Company shall pay all costs and expenses of Purchaser and its Affiliates (including fees and expenses of counsel and accountants) in connection with the negotiation, execution and delivery of this Agreement and all other documents in connection herewith, and the closing of the transactions contemplated hereby, up to a maximum of $10,000, and shall pay costs and expenses of Purchaser and its Affiliates (including fees and expenses of counsel and accountants) of their enforcement of the foregoing.

     8.9. Transfer of Shares. (a) Purchaser understands and agrees that the New Shares have not been registered under the Securities Act or the securities laws of any state and that they may be sold or otherwise disposed of only in one or more transactions registered under the Securities Act and, where applicable, such laws or transactions as to which an exemption from the registration requirements of the Securities Act and, where applicable, such laws are available. Purchaser acknowledges that, except as provided in the Registration Rights Agreement, Purchaser has no right to require the Company to register the New Shares. Purchaser understands and agrees that each certificate representing the New Shares shall bear legends substantially in the form as follows:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

     8.10. Governing Law; Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF

CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN WILMINGTON, DELAWARE, FOR ANY ACTION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF DELAWARE OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN WILMINGTON, DELAWARE, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     8.11. Publicity. Each of the parties hereto agrees that it will make no statement regarding the transactions contemplated hereby which is inconsistent with the press release agreed to by the parties hereto. Notwithstanding the foregoing, each of the parties hereto may, in documents required to be filed by it with the Commission or other regulatory bodies, make such statements with respect to the transactions contemplated hereby as each may be advised is legally necessary upon advice of its counsel.

           IN WITNESS WHEREOF, the Company and Purchaser have caused this Agreement to be executed and delivered by their respective officers as of the date first above written.



                               THE UNIMARK GROUP, INC.


                               By:
                                  ------------------------------------------
                                  Name:  Soren Bjorn
                                  Title: President and Chief Executive Officer

                               M & M NOMINEE L.L.C.


                               By:
                                  ------------------------------------------
                                  Name:  Peter Streinger
                                  Title: Manager